Acquisitions - Estimated Fair Values of Assets Acquired and Liabilities Assumed - Preliminary (Tables)	3 Months Ended
Mar. 31, 2019
Estimated Fair Values of Assets Acquired and Liabilities Assumed
Summary of Estimated Fair Values of Assets Acquired and Liabilities Assumed
Estimated Fair Values of Assets Acquired and Liabilities Assumed - Preliminary
in $ THOUS
in USD

Cash and cash equivalents	47.203
Trade accounts and other receivables	34.062
Other current assets	88.987
Property, plant and equipment	85.470
Intangible assets and other assets	818.150
Goodwill	1.165.289
Accounts payable, current provisions and other current liabilities	(69.456)
Income tax payable and deferred taxes	(119.086)
Other liabilities	(23.118)
Noncontrolling interests (subject and not subject to put provisions)	(4.063)

Total acquisition cost	2.023.438
Less:
Cash acquired	(47.203)
Net Cash paid	1.976.235